UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported) October 12, 2004
                                                         ----------------


                        Knowledge Transfer Systems, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                                     Nevada
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                 (State or Other Jurisdiction of Incorporation)

       000-28417                                         76-0599457
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(Commission File Number)                       (IRS Employer Identification No.)

                  62 Crestmont Drive, Oakland, California 94619
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                    (Address of Principal Executive Offices)
                                   (Zip Code)

                                 (510) 482-4997
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

Item 5.01 Changes in Control of Registrant.

Effective October 12, 2004, Shmuel Shneibalg ("Shneibalg") and Steven W. Bingaman ("Bingaman") consummated the purchase of an aggregate of 2,293,224 shares of common stock (the "Purchased Shares") of Knowledge Transfer Systems, Inc., a Nevada corporation (the "Registrant"), pursuant to a Stock Purchase Agreement dated as of May 21, 2004 (the "Stock Purchase Agreement"). The Purchased Shares represent approximately 90% of the outstanding shares of common stock of the Registrant. In consideration for the Purchased Shares, Messrs. Shneibalg and Bingaman paid the debt of Registrant. A copy of the Stock Purchase Agreement was filed as an exhibit to the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission on June 2, 2004.

As a condition to the closing, the Registrant's current Board of Directors, consisting solely of Steven K. Burke ("Burke"), appointed Dr. Edward Cheng ("Cheng") to the Board of Directors. Said appointment became effective as of the closing. In addition, the Board appointed new officers and the Registrant shall have additional directors, all as described below.

The Purchased Shares are being held in escrow pursuant to an escrow agreement between Shneibalg and Bingaman, on the one hand, and a private company and its principal, on the other. When said company is spun out from the Registrant or when the principal receives $200,000 less expenses, the Purchased Shares shall be released from escrow. For all the terms and conditions of the escrow, reference is hereby made to such agreement annexed hereto as Exhibit 1. All statements made herein concerning the foregoing agreement are qualified by reference to Exhibit 1.

There is currently no agreement or arrangement among Burke, the Registrant's sole officer and director prior to the closing, Messrs. Shneibalg and Bingaman and the new officers and directors of the Registrant with respect to the election of directors or other matters.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.


Effective as of October 12, 2004, the closing of the Stock Purchase Agreement, Burke resigned as the sole officer of the Registrant. The Board elected Basilio Chen H. ("Chen") as Chief Executive Officer, Dr. Edward Cheng ("Cheng") as Chief Operating Officer, and Stephen Wan ("Wan") as Chief Financial Officer and Secretary. Dr. Cheng has also been appointed to the Board of Directors of the Registrant.

In addition, Burke will resign from the Registrant's Board of Directors effective ten (10) days after the delivery to the shareholders of the Registrant of an Information Statement pursuant to Rule 14f-1, expected to be delivered on or about October 15, 2004 (such date shall be referred to herein as the "Effective Date"). It is contemplated that, effective ten days after the delivery of the Information Statement to the shareholders of the Registrant, Mr. Chen and Mr. Wan will be appointed to the Registrant's Board of Directors.

Business Experience

The following is a brief account of the education and business experience of each director and executive officer during the past five years, and any other directorships held in reporting companies. There are no family relationships among the persons described below.

Basilio Chen H. - Chief Executive Officer and Director

Mr. Basilio Chen H., age 51, became the Chief Executive Officer of the Registrant on October 12, 2004 and will become a director on the Effective Date. Mr. Chen is the President of Asian Business Association and serves on the board of many community non-profit organizations. Mr. Chen has been involved professionally for over 25 years as a high tech product developer and technopreneur in the telecommunication and computer industry, and over 15 years in general management and finance. He has started, actively managed and operated close to a dozen companies. He is an Eta Kappa Nu and Tau Beta Pi honors graduate with an electrical and electronics engineering degree (cum laude) from California State Polytechnic University. In 1975, he attended the Florida State University Master of Business Administration program and subsequently as a post-graduate at the University of British Columbia focusing his research in Dynamic Signature Pattern Recognition and Shannon's Information Theory. Mr. Chen is a registered professional engineer in the Republic of Panama. As a lecturer and seminar presenter, he has given over 200 seminars worldwide in topics ranging from technology, business and health including "The Future of
Technology: USA & the World" presented in Kuala Lumpur and sponsored by the Malaysian Technology Development Corporation (a venture capital arm of Malaysia).

Dr. Edward Cheng - Chief Operating Officer and Director

Dr. Edward Cheng, age 57, became the Chief Operating Officer and a director of the Registrant October 12, 2004. Since October 2001, Dr. Cheng has served as Chief Medical Officer and Chairman of Advisory Board in HealthHighway, a healthcare information technology company providing practice management software to healthcare providers. Dr. Cheng has over 20 years of clinical experience in primary care and specialty care in both small private and large medical groups. Previously, from December 1998 to December 2000, Dr. Cheng was the senior consultant, advisory board member and Vice President of Investor Relations, and S.E. Asia operations in SecuGen, an award-winning biometrics company. In 1999, Dr. Cheng presented the world's first finger-print biometric mouse in Las Vegas and won the "Best of Comdex" finalist award for SecuGen. Dr. Cheng received his BS in Electrical Engineering and Medical Doctor degrees from Case Western Reserve University. He finished his post-graduate training at Stanford Medical Center. He is currently certified by the American Board of Family Practice.

Stephen Wan - Chief Financial Officer, Secretary and Director

Mr. Stephen Wan, age 44, became the Chief Financial Officer and Secretary of the Registrant on October 12, 2004 and will become a director on the Effective Date. Since February 1996, Mr. Wan has been the principal and sole shareholder of Stephen Wan Accountancy Corporation. Stephen Wan Accountancy Corporation has maintained offices in Santa Clara and San Francisco, since January 1997. Mr. Wan has been a member of CAL CPA and AICPA since 1992. In addition to the traditional accounting and tax services, Mr. Wan utilizes his corporate experience in consulting clients with their finance, merger and acquisition activities with U.S. public and private companies from the Pacific Rim. Mr. Wan also provides pro bono accounting and tax services to community organizations in the San Francisco bay area. Mr. Wan graduated from the University of Illinois at Urbana Champaign, School of Commerce, majoring in Accountancy.


There is no transaction during the last two years, or any proposed transactions, to which the Registrant was or is a party with any of the foregoing individuals or any member of their respective immediate family or with either Mr. Bingaman or Mr. Shneibalg.



Section 9-Financial Statements and Exhibits


Item 9.01 Financial Statements and Exhibits

         (a)      Not applicable
         (b)      Pro forma financial information
         (c)      Exhibits


         Exhibit 10.1 Escrow Agreement dated as of September 6, 2004, among Shmuel Shneibalg and Steven W. Bingaman, Dr. Larry Ball, President and CEO of Global General Technology and David Lubin, the Escrow Agent.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                Knowledge Transfer Systems, Inc.


                                                By: /s/ Steve Burke
                                                   -----------------------------
                                                   Steve Burke, Chief
                                                   Executive Officer


Date:  October 12, 2004
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